EXHIBIT 32.1 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF CRESCENT COMMUNICATIONS, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C. 63.

I, Manfred Sternberg, the Chief Executive Officer of Crescent Communications, Inc., hereby certify that Crescent Communications, Inc.'s periodic report on Form 10-QSB, for the period ending March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Crescent Communications, Inc.



Date: May 17, 2004                     /s/  Manfred Sternberg
                                       ----------------------
                                       Manfred Sternberg
                                       Chief Executive Officer


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